UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 26, 2008

THERETIREMENTSOLUTION.COM, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27019	87-0369205
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

110 William Street, 22nd Floor, New York, New York 10038
(Address of principal executive offices) (zip code)

(212) 227-2242
(Registrant's telephone number, including area code)

Copies to:
Andrea Cataneo, Esq.
Yoel Goldfeder, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

On February 26, 2008, TheRetirementSolution.com, Inc. sent a letter to its shareholders discussing its recent acquisitions and describing its current business. A copy of the letter sent to the shareholders of TheRetirementSolution.com, Inc. is filed as Exhibit 99.1 to, and incorporated by reference in, this report. In accordance with Regulation FD, this current report is being filed to publicly disclose all information that was provided in its press release. This report under Item 7.01 is not deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Letter to Shareholders, dated February 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERETIREMENTSOLUTION.COM, INC.

Dated: February 27, 2008	By:	/s/ Nicholas S. Maturo
Nicholas S. Maturo
Chief Executive Officer